UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0262

Registrant’s telephone number, including area code:

(307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – June 30, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2024

Flat Rock Opportunity Fund

FLAT ROCK

GLOBAL

Where Investors Come First

Flat Rock Opportunity Fund	Portfolio Update
June 30, 2024 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund's (the “Fund") investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of June 30, 2024

		Average Annual Returns
	6 Month	1 Year	3 Year	5 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(6)	9.29%	24.25%	11.49%	13.34%	12.39%
S&P 500 Index(3)	15.29%	24.56%	10.01%	15.05%	14.22%
Bloomberg U.S. Corporate High Yield Bond Index(4)	2.58%	10.44%	1.64%	3.92%	4.55%
Morningstar LSTA U.S. Leveraged Loan Index(5)	4.40%	11.11%	6.14%	5.53%	5.27%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.
(4)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
(5)	The Morningstar LSTA U.S. Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.
(6)	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Investors cannot invest directly in an index.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Semi-Annual Report | June 30, 2024	1

Flat Rock Opportunity Fund	Portfolio Update
June 30, 2024 (Unaudited)

ASSET ALLOCATION as of June 30, 2024^

^	Holdings are subject to change.

Percentages are based on total assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2024

% of Total Investments**
Guggenheim MM CLO 2023-6 LLC	4.58%
Audax Senior Debt CLO 9 LLC	4.26%
Woodmont 2022-9 Trust	4.11%
Barings Middle Market CLO 2023-I, Ltd.	4.10%
Ivy Hill Middle Market Credit Fund XX, Ltd.	4.10%
Churchill Middle Market CLO III, Ltd.	3.91%
Lake Shore MM CLO V LLC	3.76%
Great Lakes CLO 2014-1, Ltd.	3.60%
Audax 2023-8A Interests	3.36%
New Mountain CLO 4, Ltd.	3.10%
Brightwood Capital MM CLO 2023-1, Ltd.	2.86%
41.75%

*	Holdings are subject to change and exclude cash equivalents. Holdings are presented on an individual security basis and may not reflect the Fund's total holdings with respect to one issuer.
**	Percentages are based on the fair value of total investments of the Fund.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
June 30, 2024 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through June 30, 2024.

$25,000
$20,000
$15,000
$10,000
$5,000
07/02/18
12/31/18
06/30/19
12/31/19
06/30/20
12/31/20
06/30/21
12/31/21
06/30/22
12/31/22
06/30/23
12/31/23
06/30/24
Flat Rock Opportunity Fund – $20,139
S&P 500 Total Return Index – $22,184
Bloomberg US Corporate High Yield Bond Index – $13,056
Morningstar LSTA US Leveraged Loan Index – $13,602

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of fund shares.

Semi-Annual Report | June 30, 2024	3

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2024 (Unaudited)

	Rate		Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c)(d) - 113.72%
Allegro CLO XIV, Ltd., Subordinated Notes	14.82	%(e)	10/15/2034	$11,800,000	$6,937,754
ALM 2020, Ltd., Subordinated Notes	0.00	%(e)	10/15/2029	8,000,000	936,000
Apidos CLO XXXIII, Subordinated Notes	18.37	%(e)	10/24/2034	4,000,000	2,883,126
Audax 2023-8A Interests	14.98	%(e)	10/20/2035	15,000,000	13,500,000
Audax Senior Debt CLO 9 LLC, Subordinated Notes	17.04	%(e)	04/20/2036	19,000,000	17,100,000
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	13.97	%(e)	07/24/2034	12,800,000	7,150,110
Barings Middle Market CLO 2023-I, Ltd., Subordinated Notes	18.67	%(e)	01/20/2036	17,000,000	16,482,696
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	21.09	%(e)	07/20/2033	3,240,000	2,980,450
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	15.46	%(e)	01/15/2035	9,246,257	7,158,018
BlackRock Baker CLO 2021-1, Ltd., Class VDN	18.53	%(e)	01/15/2034	7,347,140	3,803,632
BlackRock Elbert CLO V LLC, Subordinated Notes	12.61	%(e)	06/15/2034	6,500,000	5,255,844
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	15.98	%(e)	10/15/2034	11,643,312	5,804,150
Blackrock Mt Hood CLO X LLC, Class VDN	19.89	%(e)	04/20/2035	20,600,000	10,349,366
Brightwood Capital MM CLO 2023-1, Ltd., Class SUB1	14.73	%(e)	10/15/2035	14,945,879	11,494,812
Churchill Middle Market CLO III, Ltd., Subordinated Notes	13.62	%(e)	10/24/2033	21,500,000	15,718,584
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	19.79	%(e)	04/23/2036	7,000,000	5,502,224
Dryden 76 CLO, Ltd., Subordinated Notes	2.80	%(e)	10/20/2034	11,300,000	5,909,112
Dryden 92 CLO, Ltd., Subordinated Notes	5.25	%(e)	11/20/2034	10,000,000	5,388,969
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	1.91	%(e)	10/15/2029	26,740,000	14,476,217
Guggenheim MM CLO 2023-6 LLC, Subordinated Notes	18.01	%(e)	01/25/2036	20,000,000	18,394,573
Ivy Hill Middle Market Credit Fund XX, Ltd., Subordinated Notes	13.57	%(e)	04/20/2035	18,000,000	16,459,992
Lake Shore MM CLO V LLC, Subordinated Notes	12.40	%(e)	04/20/2035	22,400,000	15,095,568
LCM 34, Ltd., Income Notes	7.53	%(e)	10/20/2034	8,696,000	4,209,067

See Notes to Financial Statements.
4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2024 (Unaudited)

	Rate		Maturity	Principal Amount	Value
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	25.04	%(e)	01/15/2034	$10,000,000	$5,448,508
Marble Point CLO XVIII, Ltd., Income Notes	9.48	%(e)	10/15/2034	5,000,000	2,684,814
Marble Point CLO XX, Ltd., Income Notes	10.80	%(e)	04/23/2034	6,000,000	3,130,752
New Mountain CLO 1, Ltd., Subordinated Notes	16.68	%(e)	10/15/2034	10,520,364	8,688,751
New Mountain CLO 2, Ltd., Subordinated Notes	16.48	%(e)	04/15/2034	8,250,000	6,427,168
New Mountain CLO 3, Ltd., Subordinated Notes	16.05	%(e)	10/20/2034	10,000,000	7,793,455
New Mountain CLO 4, Ltd., Subordinated Notes	11.64	%(e)	04/20/2036	16,500,000	12,453,119
Oaktree CLO 2019-2, Ltd., Subordinated Notes	33.09	%(e)	04/15/2031	7,680,000	3,447,801
Oaktree CLO 2019-3, Ltd., Subordinated Notes	19.12	%(e)	10/20/2034	8,981,520	5,317,262
Oaktree CLO 2019-4, Ltd., Subordinated Notes	18.91	%(e)	07/20/2037	9,000,000	6,905,573
Oaktree CLO 2022-1, Ltd., Subordinated Notes	17.01	%(e)	05/15/2033	9,000,000	6,367,954
OCP CLO 2020-20, Ltd., Subordinated Notes	17.21	%(e)	04/18/2037	6,000,000	4,555,341
RRX 5, Ltd., Subordinated Notes	14.32	%(e)	07/15/2034	12,250,000	7,211,312
Sixth Street CLO XXI, Ltd., Subordinated Notes	6.55	%(e)	10/15/2035	2,500,000	1,764,691
Symphony CLO 30, Ltd., Subordinated Notes	13.19	%(e)	04/20/2037	9,227,500	6,874,530
Symphony CLO XXIV, Ltd., Subordinated Notes	19.99	%(e)	01/23/2032	5,000,000	2,910,264
TCP Whitney CLO LTD, Class SUB2	12.84	%(e)	08/20/2033	3,575,762	2,339,466
TCP Whitney CLO, Ltd., Subordinated Notes	17.15	%(e)	08/20/2033	11,500,000	5,890,422
TCW CLO 2021-2, Ltd., Income Notes	11.83	%(e)	07/25/2034	7,000,000	4,034,289
TCW CLO 2021-2, Ltd., Subordinated Notes	11.77	%(e)	07/25/2034	8,125,000	4,683,031
Voya CLO 2021-1, Ltd., Income Notes	11.04	%(e)	07/15/2034	6,960,000	4,338,762
Voya CLO 2022-1, Ltd., Subordinated Notes	14.48	%(e)	04/20/2035	8,000,000	5,741,730
Voya CLO 2024-2, Ltd., Subordinated Notes	0.00	%(e)	07/20/2037	10,500,000	9,450,000
Woodmont 2022-9 Trust, Subordinated Notes	22.40	%(e)	04/25/2034	17,155,000	16,504,076
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $377,727,080)					$357,953,335

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	5

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2024 (Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(f) - 12.14%
Brightwood Capital MM CLO 2020-1, Ltd., Class ER	3M US SOFR + 8.72%	01/15/2031	$6,500,000	$6,441,643
Brightwood Capital MM CLO 2023-1, Ltd., Class E	3M US SOFR +10.36%	10/15/2035	5,804,225	5,885,345
Canyon Capital CLO 2017-1, Ltd., Class E	3M US SOFR + 6.51%	07/15/2030	2,000,000	1,966,928
Carlyle US CLO 2017-3, Ltd., Class D	3M US SOFR + 6.37%	07/20/2029	5,550,000	5,272,795
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US SOFR + 7.61%	04/22/2029	2,490,000	2,495,013
Mount Logan Funding 2018-1 LP, Class ER	3M US SOFR + 8.72%	01/22/2033	4,250,000	4,143,071
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US SOFR + 7.64%	04/20/2030	3,000,000	2,883,111
Octagon Investment Partners XV, Ltd., Class ER	3M US SOFR + 7.26%	07/19/2030	2,885,000	2,897,150
Sound Point CLO XVI, Ltd., Class E	3M US SOFR + 6.36%	07/25/2030	5,450,000	4,328,265
Voya CLO 2017-2, Class D	3M US SOFR + 6.28%	06/07/2030	1,925,000	1,885,477
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $36,872,109)				$38,198,798

See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2024 (Unaudited)

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 1.73%
Money Market Fund - 1.73%
First American Government Obligations Fund	(7 Day Yield 5.23%)(g)	5,452,220	$5,452,220

TOTAL SHORT TERM INVESTMENTS (Cost $5,452,220)			$5,452,220

TOTAL INVESTMENTS - 127.59% (Cost $420,051,409)			$401,604,353
LIABILITIES IN EXCESS OF OTHER ASSETS - (27.59)%			(86,841,675)
NET ASSETS - 100.00%			$314,762,678

(a)	Collateralized Loan Obligation (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $357,953,335, which represents 113.72% of net assets as of June 30, 2024.

(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At June 30, 2024, the value of securities pledged amounted to $401,604,353, which represents approximately 127.59% of net assets.

(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	7

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2024 (Unaudited)

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $396,152,133, which represents 125.86% of net assets as of June 30, 2024.
(e)	Estimated yield.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(g)	Rate disclosed is the seven day effective yield as of June 30, 2024.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFR Rates:

3M US SOFR - 3 Month US SOFR as of June 30, 2024 was 5.35%

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
June 30, 2024 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $420,051,094)	$401,604,353
Cash and cash equivalents	430,941
Interest receivable	13,132,344
Fee rebate	1,650,851
Receivable for fund shares sold	1,360,633
Prepaid loan commitment fees	62,770
Prepaid expenses and other assets	196,377
Total Assets	418,438,269
LIABILITIES:
Credit Facility, net (see Note 9)	55,125,000
Mandatorily redeemable preferred stock (net of deferred financing costs of $602,122(a)) (see Note 10)	44,397,878
Incentive fee payable	2,248,863
Accrued interest expense	590,893
Payable for securities purchased	470,520
Management fee payable	464,067
Distributions payable on redeemable preferred stock	117,536
Payable to transfer agent	103,021
Payable for fund accounting and administration fees	68,383
Payable for audit and tax service fees	52,003
Payable to trustees and officers	16,601
Payable for custodian fees	10,454
Other accrued expenses	10,372
Total Liabilities	103,675,591
Net Assets	$314,762,678
Commitments and Contingencies (see Notes 12 and 13)
NET ASSETS CONSIST OF:
Paid-in capital	$319,367,909
Total distributable earnings (accumulated losses)	(4,605,231)
Net Assets	$314,762,678
PRICING OF SHARES:
Net Assets	$314,762,678
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	16,099,962
Net Asset Value Per Share and Offering Price Per Share	$19.55

(a)	$10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	9

Flat Rock Opportunity Fund	Statement of Operations
For the Six Months Ended June 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest income	$30,256,500
Dividend income	387,696
Total Investment Income	30,644,196

EXPENSES:
Incentive fees	3,565,800
Management fees	2,521,859
Interest on credit facility	1,667,221
Distributions on redeemable preferred stock	1,327,060
Excise tax expenses	469,417
Transfer agent fees and expenses	255,280
Accounting and administration fees	217,778
Loan issuance costs	142,799
Audit and tax service fees	65,403
Amortization of deferred financing costs	59,887
Legal fees	39,022
Custodian expenses	19,586
Printing expenses	18,835
Compliance expenses	14,021
Insurance expenses	11,038
Registration expenses	8,239
Trustee expenses	4,580
Miscellaneous expenses	42,899
Total Expenses	10,450,724
Net Investment Income	20,193,472

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	857,105
Net change in unrealized appreciation/(depreciation) on:
Investments	2,703,925
Net Realized and Unrealized Gain on Investments	3,561,030
Net Increase in Net Assets Resulting from Operations	$23,754,502

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$20,193,472	$33,666,691
Net realized gain/(loss)	857,105	(1,626,196)
Net change in unrealized appreciation	2,703,925	5,621,457
Net increase in net assets resulting from operations	23,754,502	37,661,952

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid from earnings	(18,986,613)	(31,335,392)
Decrease in net assets from distributions to shareholders	(18,986,613)	(31,335,392)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	88,593,819	62,351,575
Reinvestment of distributions	5,632,499	9,780,564
Cost of shares repurchased	(11,076,938)	(43,791,568)
Net increase in net assets from capital share transactions	83,149,380	28,340,571
Net Increase in Net Assets	87,917,269	34,667,131

NET ASSETS:
Beginning of year	226,845,409	192,178,278
End of year/period	$314,762,678	$226,845,409

OTHER INFORMATION:
Share Transactions:
Shares sold	4,566,946	3,334,784
Shares issued in reinvestment of distributions	292,266	526,925
Shares repurchased	(566,787)	(2,320,653)
Net increase in shares outstanding	4,292,425	1,541,056

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	11

Flat Rock Opportunity Fund	Statement of Cash Flows
For the Six Months Ended June 30, 2024 (Unaudited)

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$23,754,502
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(116,078,308)
Proceeds from sale of investment securities	11,991,225
Amortization of premium and accretion of discount on investments, net	10,013,319
Net proceeds from disposition of short term investment securities, net	7,948,003
Net realized (gain) on:
Investments	(857,105)
Net change in unrealized appreciation on:
Investments	(2,772,275)
(Increase)/Decrease in assets:
Interest receivable	(3,727,052)
Prepaid loan commitment fees	142,799
Fee rebate	(513,346)
Prepaid expenses and other assets	43,917
Increase/(Decrease) in liabilities:
Accrued interest expense	(12,998)
Incentive fee payable	659,738
Management fee payable	75,299
Payable for fund accounting and administration fees	25,397
Payable to counterparties	(168,318)
Payable for custodian fees	6,368
Payable for audit and tax service fees	(64,747)
Payable to transfer agent	53,187
Payable to trustees and officers	6,601
Other accrued expenses	(29,962)
Net cash used in operating activities	(69,503,756)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	87,757,891
Cost of shares repurchased	(11,076,938)
Borrowings on credit facility	6,125,000
Cash distributions paid	(13,354,114)
Deferred financing costs on redeemable preferred stock	59,857
Distributions payable on redeemable preferred stock	(7,940)
Net cash provided by financing activities	69,503,756
Net decrease in cash	-
Cash, beginning of year	$-
Cash, end of period	$-
Non-cash financing activities not included herein consist of: Reinvestment of dividends and distributions:	$5,632,499
Cash paid for interest on credit facility during the year was:	$1,680,219
Cash paid for interest on mandatory redeemable preferred stock:	$1,335,000

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value - beginning of period	$19.21		$18.72	$22.21	$19.70	$19.48	$19.06
Income/(loss) from investment operations:
Net investment income(a)	1.45		2.94	3.05	3.03	2.16	2.16
Net realized and unrealized gain/(loss) on investments(a)	0.27		0.29	(3.54)	1.61	0.24	0.26
Total income/(loss) from investment operations	1.72		3.23	(0.49)	4.64	2.40	2.42

Less distributions:
From net investment income	(1.38)		(2.74)	(2.92)	(2.12)	(2.18)	(2.00)
From net realized gain on investments	-		-	(0.08)	(0.01)	-	-
Total distributions	(1.38)		(2.74)	(3.00)	(2.13)	(2.18)	(2.00)
Net increase/(decrease) in net asset value	0.34		0.49	(3.49)	2.51	0.22	0.42
Net asset value - end of period	$19.55		$19.21	$18.72	$22.21	$19.70	$19.48
Total Return(b)	9.29	%(c)	18.84%	(2.49)%	24.30%	14.50%	13.24%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$314,763		$226,845	$192,178	$165,714	$79,175	$45,007
Ratios to Average Net Assets (including interest on credit facility and distributions on redeemable preferred stock)(d)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	13

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	June 30,		Ended	Ended	Ended	Ended	Ended
	2024		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2023	2022	2021	2020	2019
Ratio of expenses to average net assets including fee waivers and reimbursements	7.77	%(e)	8.47%	8.73%	7.62%	5.23%	3.67%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.77	%(e)	8.47%	8.73%	7.62%	5.37%	4.93%
Ratio of net investment income to average net assets including fee waivers and reimbursements	15.01	%(e)	15.74%	14.94%	13.92%	12.37%	11.02%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	15.01	%(e)	15.74%	14.94%	13.92%	12.23%	9.76%

Ratios to Average Net Assets (excluding interest on credit facility and distributions on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.54%		5.63%	5.78%	5.61%	4.53%	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.54%		5.63%	5.78%	5.61%	4.67%	N/A

See Notes to Financial Statements.
14	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Ratio of net investment income to average net assets including fee waivers and reimbursements	17.24%		18.58%	17.89%	15.92%	13.07%	N/A
Ratio of net investment income to average net excluding fee waivers and reimbursements	17.24%		18.58%	17.89%	15.92%	12.93%	N/A
Portfolio turnover rate	3	%(c)	23%	19%	99%	43%	52%

Credit Facility:
Aggregate principal amount, end of period (000s):	55,125		49,000	49,000	37,000	21,890	–
Asset coverage, end of period per $1,000:(f)	6,721		5,642	4,932	5,505	4,627	–

Redeemable Preferred Stock:
Liquidation value, end of period (000s):	45,000		45,000	45,000	25,000	–	–
Asset coverage, end of period per share:(g)	35,928		27,197	23,730	19,078	–	–

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as distributions on mandatorily redeemable preferred stock (see Note 10).
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	15

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

(f)	Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.
(g)	Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

See Notes to Financial Statements.
16	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Semi-Annual Report | June 30, 2024	17

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board. The Adviser is not considered a valuation designee for purposes of Rule 2a-5 of the 1940 Act.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates - all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

18	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended June 30, 2024, the Fund did not incur any interest or penalties.

Semi-Annual Report | June 30, 2024	19

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

20	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of June 30, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$–	$–	$357,953,335	$357,953,335
Collateralized Loan Obligations Debt	–	–	38,198,798	38,198,798
Short Term Investments	5,452,220	–	–	5,452,220
Total	$5,452,220	$–	$396,152,133	$401,604,353

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2024:

	Collateralized Loan	Collateralized Loan
	Obligations Equity	Obligations Debt	Total
Balance as of December 31, 2023	$270,508,689	$45,251,907	$315,760,596
Accrued discount/ premium	(11,028,658)	1,057,346	(9,971,312)
Return of Capital	–	–	–
Realized Gain/(Loss)	–	856,715	856,715
Change in Unrealized Appreciation/(Depreciation)	2,098,219	674,056	2,772,275
Purchases	98,725,084	–	98,725,084
Sales Proceeds	(2,349,999)	(9,641,226)	(11,991,225)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of June 30, 2024	$357,953,335	$38,198,798	$396,152,133
Net change in unrealized appreciation/(depreciation) included in Statements of Operations attributable to Level 3 investments held at June 30, 2024	$2,098,219	$674,056	$2,772,275

Semi-Annual Report | June 30, 2024	21

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2024:

Impact to
Valuation
		Valuation		Range /	from an
	Fair Value as	Techniques /	Unobservable	Weighted	Increase in
Assets	of 6/30/24	Methodologies	Input	Average(2)	Input(3)
Collateralized Loan Obligations Equity	$316,967,336	Market Quotes	NBIB(1)	47.53 - 107.20 / 74.40	N/A
		Recent	Acquisition
	$40,050,000	Transaction Liquid Net	Cost	90.00 - 90.00 / 90.00	N/A

	$936,000	Asset Value	NBIB(1)	11.70 / 11.70	N/A

Collateralized Loan Obligations Debt	$38,198,798	Market Quotes	NBIB(1)	79.42 - 101.40 / 96.33	N/A

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.
(2)	Weighted averages are calculated based on fair value of investments.
(3)	The impact on fair value measurement of an increase in each unobservable input is in isolation.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease
Acquisition Cost	Increase	Decrease

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

22	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund's “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund's pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

•	100% of the Fund's pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund's pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund's pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

•	15.0% of the amount of the Fund's pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the period ended June 30, 2024, the Adviser earned $2,521,859 in management fees and $3,565,800 in incentive fees.

ALPS Fund Services, Inc. (“ALPS”) served as the Fund’s Administrator and Accounting Agent during the six months ended June 30, 2024 and received customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, served as transfer, dividend paying and shareholder servicing agent for the Fund during the six months ended June 30, 2024 and received customary fees from the Fund for such services.

U.S. Bank N.A. serves as the Fund’s custodian.

Semi-Annual Report | June 30, 2024	23

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

The Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor served as principal underwriter/distributor of shares of the Fund during the six months ended June 30, 2024.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund during the six months ended June 30, 2024.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2024, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the repurchase pricing dates. The result of the repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #1	Offer #2
Commencement Date	February 1, 2024	May 2, 2024
Repurchase Request Deadline	March 5, 2024	June 5, 2024
Repurchase Pricing Date	March 5, 2024	June 5, 2024
Amount Repurchased	$6,115,345	$4,961,593
Shares Repurchased	316,202	250,586

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2024, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$99,348,788	$11,991,225

24	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2023, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$31,335,392	$–	$–	$–	$31,335,392

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2024, with differences related to passive foreign investment companies and partnership interests, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$8,817,678	$(27,264,419)	$(18,446,741)	$421,701,945

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit risk). See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Semi-Annual Report | June 30, 2024	25

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility, and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel- Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Semi-Annual Report | June 30, 2024	27

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

9. BORROWINGS

The Fund entered into the Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $49,000,000 and a revolver of $6,125,000.

As of June 30, 2024, the Fund had drawn down $49,000,000 from the term loan and $6,125,000 from the revolver. The maximum amount outstanding during the period was $55,125,000. The Fund is charged an interest rate of 6.90% on the initial $28,125,000 tranche and 6.00% on the second $27,000,000 tranche, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the six months ended June 30, 2024. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average balance outstanding and weighted average interest rate for the six months ended June 30, 2024 was $51,352,335 and 6.53%, respectively.

28	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2024, the Fund had issued and outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021 for the initial 2,000 shares issued, and December 3, 2021 for the add-on 500 shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value	Fair Value as of 6/30/24
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$339,183	$24,660,817	$22,792,969
Series B	March 15, 2029	5.85%	2,000	$20,000,000	$262,939	$19,737,061	$18,320,494
				$45,000,000	$602,122	$44,397,878	$41,113,463

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares and Series B Term Preferred Shares. The Series A Term Preferred Shares and Series B Term Preferred Shares are presented on the Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.

Semi-Annual Report | June 30, 2024	29

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Assets	Fair Value as of 6/30/24	Valuation Techniques	Unobservable Inputs	Range / Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Series A Term
Preferred Shares	$22,792,969	Income Approach (Discounted Cash Flow Model)	Discount Rates	8.00% - 8.75% / 8.25%	Decrease

Series B Term
Preferred Shares	$18,320,494	Income Approach (Discounted Cash Flow Model)	Discount Rates	8.00% - 8.75% / 8.25%	Decrease

(1)	Weighted averages are calculated based on fair value of investments
(2)	The impact on fair value measurement of an increase in each unobservable input is in isolation.

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

30	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2024, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 9, 2024	July 8, 2024	July 10, 2024	$0.23
August 8, 2024	August 7, 2024	August 9, 2024	$0.23

Effective July 22, 2024, Ultimus Fund Distributors, LLC replaced ALPS Distributors, Inc., as the Fund’s distributor, and Ultimus Fund Solutions, LLC replaced ALPS Fund Services, Inc., as the Fund’s administrator and fund accountant and replaced DST Systems, Inc. as the Fund’s transfer agent.

On July 31, 2024, the Fund repaid $25,000,000 of its outstanding term loan facility from Eagle Point.

On August 1, 2024 the Fund’s third quarter tender window opened and will close on September 4th, 2024.

Semi-Annual Report | June 30, 2024	31

Flat Rock Opportunity Fund	Additional Information
June 30, 2024 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund's first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Feb. 2022)

FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Opportunity Fund chooses to share; and whether you can limit this sharing.

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2024 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
QUESTIONS?	Call (307) 500-5200

Semi-Annual Report | June 30, 2024	33

Flat Rock Opportunity Fund	Additional Information
June 30, 2024 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Opportunity Fund
WHAT WE DO
How does Flat Rock Opportunity Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Flat Rock	We collect your personal information, for example, when you
Opportunity Fund
collect my personal	●	Open an account
information?	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all	Federal law gives you the right to limit only
sharing?
●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
●	Affiliates from using your information to market to you
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

34	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2024 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● Flat Rock Opportunity Fund doesn’t jointly market.

Semi-Annual Report | June 30, 2024	35

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement
June 30, 2024 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Opportunity Fund (the “Fund”) held on January 19, 2024, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was formed in 2016 and provided investment advisory services to three closed-end management companies that were operated as interval funds. The Board considered the qualifications of the key personnel servicing the Fund, and discussed personnel changes that occurred during the past year. The Board expressed continued satisfaction with the quality of the advisory personnel and acknowledged the respected status of advisory personnel in the CLO industry. The Board discussed the Adviser’s robust investment process, and the Adviser’s depth of experience in CLO investing. The Board reviewed the Adviser’s compliance practices, and spoke favorably regarding the effectiveness of the Adviser’s chief compliance officer. The Board considered the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase over time, and totaled approximately $830 million as of December 31, 2023. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that while the Fund underperformed the S&P 500 for the one year and since inception periods, it outperformed its peers and other benchmarks for those periods. For the one year and since inception periods, the Board noted annual returns of 18.65% and 11.75%, respectively for the Fund. The Board considered that the Fund was not designed to outperform the S&P 500. The Board further noted that the Fund’s volatility, as measured by the Sharpe Ratio, was approximately one third of the volatility of the S&P 500 since inception.

Fees and Expenses. The Board reviewed the Fund’s fees and expenses, noting that the base management fee charged by the Adviser and the Fund’s expense ratio were both lower than the peer group average. The Board considered the expertise of the Adviser and the specialized knowledge required to manage the Fund. The Board considered the incentive fees charged by the Adviser to the Fund and discussed that the incentive fee was only payable if the Fund’s return exceed an annualized hurdle rate of 8.0%. The Board concluded that the fees were reasonable in light of the services provided by the Adviser.

36	www.flatrockglobal.com

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement
June 30, 2024 (Unaudited)

Profitability. The Board noted that the Adviser profited from its relationship with the Fund during 2023. The Board considered the fees and expenses of the Fund in relation to the Fund’s profitability, and considered the knowledge and expertise of the Adviser. After deliberation, the Board concluded that the Adviser’s profits were reasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale.

The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | June 30, 2024	37

Must be accompanied or preceded by a Prospectus.

(b)	Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory agreement is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable to Registrant.

(a)(3)	Certifications required by Item 19(a)(3) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(b)	Certifications required by Item 19(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 6, 2024

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial Officer)

Date:	September 6, 2024